                                FACILITY A NOTE
                               (Revolving Credit)

$15,250,000                      Houston, Texas                As of May 6, 1998

     FOR VALUE RECEIVED, NCI BUILDING SYSTEMS, INC., a Delaware corporation ("MAKER"), hereby promises to pay to the order of NATIONSBANK OF TEXAS, N.A. ("PAYEE") on or before the Facility A Termination Date, the principal amount of FIFTEEN MILLION TWO HUNDRED FIFTY THOUSAND DOLLARS or so much thereof as may be disbursed and outstanding as the Facility A Principal Debt under this note, together with interest, as described below.

     This note has been executed and delivered under, and is subject to the terms of, the Credit Agreement dated as of March 25, 1998 (as amended, supplemented or restated, the "CREDIT AGREEMENT"), among Maker, NationsBank of Texas, N.A., as Administrative Agent, and the Lenders and other parties named in the Credit Agreement (including, without limitation, Payee) and is one of the Facility A Notes referred to in the Credit Agreement. Unless defined in this note, or the context requires otherwise, capitalized terms used in this note have the meanings given to such terms in the Credit Agreement. Reference is made to the Credit Agreement for provisions affecting this note regarding applicable interest rates, principal and interest payment dates, final maturity, voluntary and mandatory prepayments, acceleration of maturity, exercise of Rights, payment of attorneys' fees, court costs and other costs of collection, certain waivers by Maker and others now or hereafter obligated for payment of any sums due under this note, and security for the payment of this note. This note is a Loan Document and, therefore, is subject to the applicable provisions of SECTION 14 of the Credit Agreement, all of which applicable provisions are incorporated into this note by reference as if set forth in this note verbatim.

     Specific reference is made to SECTION 3.8 of the Credit Agreement for usury savings provisions.

     This note is being executed and delivered, and is intended to be performed, in the State of Texas, and the Laws of such State and of the United States of America shall govern the Rights and duties of Maker and Payee and the validity, construction, enforcement and interpretation of this note.

     THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE DETERMINED SOLELY FROM WRITTEN AGREEMENTS, DOCUMENTS, AND INSTRUMENTS, AND ANY PRIOR ORAL AGREEMENTS BETWEEN THE PARTIES ARE SUPERSEDED BY AND MERGED INTO SUCH WRITINGS. THIS NOTE, THE CREDIT AGREEMENT (AS AMENDED IN WRITING FROM TIME TO
TIME) AND THE OTHER WRITTEN LOAN DOCUMENTS EXECUTED BY THE MAKER AND THE PAYEE (OR BY THE MAKER FOR THE BENEFIT OF THE PAYEE) REPRESENT THE FINAL AGREEMENT BETWEEN THE MAKER AND THE PAYEE AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BY THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

                                       NCI BUILDING SYSTEMS, INC.

                                       By: /s/ Robert J Medlock
                                           --------------------------
                                       Name: Robert J. Medlock
                                             ------------------------
                                       Title: Vice President and
                                              Chief Financial Officer
                                              -----------------------

                                FACILITY A NOTE
                               (Revolving Credit)

$13,000,000                      Houston, Texas                As of May 6, 1998

     FOR VALUE RECEIVED, NCI BUILDING SYSTEMS, INC., a Delaware corporation ("MAKER"), hereby promises to pay to the order of SWISS BANK CORPORATION ("PAYEE") on or before the Facility A Termination Date, the principal amount of THIRTEEN MILLION DOLLARS or so much thereof as may be disbursed and outstanding as the Facility A Principal Debt under this note, together with interest, as described below.

     This note has been executed and delivered under, and is subject to the terms of, the Credit Agreement dated as of March 25, 1998 (as amended, supplemented or restated, the "CREDIT AGREEMENT"), among Maker, NationsBank of Texas, N.A., as Administrative Agent, and the Lenders and other parties named in the Credit Agreement (including, without limitation, Payee) and is one of the Facility A Notes referred to in the Credit Agreement. Unless defined in this note, or the context requires otherwise, capitalized terms used in this note have the meanings given to such terms in the Credit Agreement. Reference is made to the Credit Agreement for provisions affecting this note regarding applicable interest rates, principal and interest payment dates, final maturity, voluntary and mandatory prepayments, acceleration of maturity, exercise of Rights, payment of attorneys' fees, court costs and other costs of collection, certain waivers by Maker and others now or hereafter obligated for payment of any sums due under this note, and security for the payment of this note. This note is a Loan Document and, therefore, is subject to the applicable provisions of SECTION 14 of the Credit Agreement, all of which applicable provisions are incorporated into this note by reference as if set forth in this note verbatim.

     Specific reference is made to SECTION 3.8 of the Credit Agreement for usury savings provisions.

     This note is being executed and delivered, and is intended to be performed, in the State of Texas, and the Laws of such State and of the United States of America shall govern the Rights and duties of Maker and Payee and the validity, construction, enforcement and interpretation of this note.

     THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE DETERMINED SOLELY FROM WRITTEN AGREEMENTS, DOCUMENTS, AND INSTRUMENTS, AND ANY PRIOR ORAL AGREEMENTS BETWEEN THE PARTIES ARE SUPERSEDED BY AND MERGED INTO SUCH WRITINGS. THIS NOTE, THE CREDIT AGREEMENT (AS AMENDED IN WRITING FROM TIME TO
TIME) AND THE OTHER WRITTEN LOAN DOCUMENTS EXECUTED BY THE MAKER AND THE PAYEE (OR BY THE MAKER FOR THE BENEFIT OF THE PAYEE) REPRESENT THE FINAL AGREEMENT BETWEEN THE MAKER AND THE PAYEE AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BY THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

                                       NCI BUILDING SYSTEMS, INC.

                                       By: /s/ Robert J Medlock
                                           --------------------------
                                       Name: Robert J. Medlock
                                             ------------------------
                                       Title: Vice President and
                                              Chief Financial Officer
                                              -----------------------

                                FACILITY A NOTE
                               (Revolving Credit)

$13,000,000                      Houston, Texas                As of May 6, 1998

     FOR VALUE RECEIVED, NCI BUILDING SYSTEMS, INC., a Delaware corporation ("MAKER"), hereby promises to pay to the order of FIRST UNION NATIONAL BANK ("PAYEE") on or before the Facility A Termination Date, the principal amount of THIRTEEN MILLION DOLLARS or so much thereof as may be disbursed and outstanding as the Facility A Principal Debt under this note, together with interest, as described below.

     This note has been executed and delivered under, and is subject to the terms of, the Credit Agreement dated as of March 25, 1998 (as amended, supplemented or restated, the "CREDIT AGREEMENT"), among Maker, NationsBank of Texas, N.A., as Administrative Agent, and the Lenders and other parties named in the Credit Agreement (including, without limitation, Payee) and is one of the Facility A Notes referred to in the Credit Agreement. Unless defined in this note, or the context requires otherwise, capitalized terms used in this note have the meanings given to such terms in the Credit Agreement. Reference is made to the Credit Agreement for provisions affecting this note regarding applicable interest rates, principal and interest payment dates, final maturity, voluntary and mandatory prepayments, acceleration of maturity, exercise of Rights, payment of attorneys' fees, court costs and other costs of collection, certain waivers by Maker and others now or hereafter obligated for payment of any sums due under this note, and security for the payment of this note. This note is a Loan Document and, therefore, is subject to the applicable provisions of SECTION 14 of the Credit Agreement, all of which applicable provisions are incorporated into this note by reference as if set forth in this note verbatim.

     Specific reference is made to SECTION 3.8 of the Credit Agreement for usury savings provisions.

     This note is being executed and delivered, and is intended to be performed, in the State of Texas, and the Laws of such State and of the United States of America shall govern the Rights and duties of Maker and Payee and the validity, construction, enforcement and interpretation of this note.

     THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE DETERMINED SOLELY FROM WRITTEN AGREEMENTS, DOCUMENTS, AND INSTRUMENTS, AND ANY PRIOR ORAL AGREEMENTS BETWEEN THE PARTIES ARE SUPERSEDED BY AND MERGED INTO SUCH WRITINGS. THIS NOTE, THE CREDIT AGREEMENT (AS AMENDED IN WRITING FROM TIME TO
TIME) AND THE OTHER WRITTEN LOAN DOCUMENTS EXECUTED BY THE MAKER AND THE PAYEE (OR BY THE MAKER FOR THE BENEFIT OF THE PAYEE) REPRESENT THE FINAL AGREEMENT BETWEEN THE MAKER AND THE PAYEE AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BY THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

                                       NCI BUILDING SYSTEMS, INC.

                                       By: /s/ Robert J Medlock
                                           --------------------------
                                       Name: Robert J. Medlock
                                             ------------------------
                                       Title: Vice President and
                                              Chief Financial Officer
                                              -----------------------

                                FACILITY A NOTE
                               (Revolving Credit)

$11,250,000                      Houston, Texas                As of May 6, 1998

     FOR VALUE RECEIVED, NCI BUILDING SYSTEMS, INC., a Delaware corporation ("MAKER"), hereby promises to pay to the order of THE BANK OF NOVA SCOTIA ("PAYEE") on or before the Facility A Termination Date, the principal amount of ELEVEN MILLION TWO HUNDRED FIFTY THOUSAND DOLLARS or so much thereof as may be disbursed and outstanding as the Facility A Principal Debt under this note, together with interest, as described below.

     This note has been executed and delivered under, and is subject to the terms of, the Credit Agreement dated as of March 25, 1998 (as amended, supplemented or restated, the "CREDIT AGREEMENT"), among Maker, NationsBank of Texas, N.A., as Administrative Agent, and the Lenders and other parties named in the Credit Agreement (including, without limitation, Payee) and is one of the Facility A Notes referred to in the Credit Agreement. Unless defined in this note, or the context requires otherwise, capitalized terms used in this note have the meanings given to such terms in the Credit Agreement. Reference is made to the Credit Agreement for provisions affecting this note regarding applicable interest rates, principal and interest payment dates, final maturity, voluntary and mandatory prepayments, acceleration of maturity, exercise of Rights, payment of attorneys' fees, court costs and other costs of collection, certain waivers by Maker and others now or hereafter obligated for payment of any sums due under this note, and security for the payment of this note. This note is a Loan Document and, therefore, is subject to the applicable provisions of SECTION 14 of the Credit Agreement, all of which applicable provisions are incorporated into this note by reference as if set forth in this note verbatim.

     Specific reference is made to SECTION 3.8 of the Credit Agreement for usury savings provisions.

     This note is being executed and delivered, and is intended to be performed, in the State of Texas, and the Laws of such State and of the United States of America shall govern the Rights and duties of Maker and Payee and the validity, construction, enforcement and interpretation of this note.

     THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE DETERMINED SOLELY FROM WRITTEN AGREEMENTS, DOCUMENTS, AND INSTRUMENTS, AND ANY PRIOR ORAL AGREEMENTS BETWEEN THE PARTIES ARE SUPERSEDED BY AND MERGED INTO SUCH WRITINGS. THIS NOTE, THE CREDIT AGREEMENT (AS AMENDED IN WRITING FROM TIME TO
TIME) AND THE OTHER WRITTEN LOAN DOCUMENTS EXECUTED BY THE MAKER AND THE PAYEE (OR BY THE MAKER FOR THE BENEFIT OF THE PAYEE) REPRESENT THE FINAL AGREEMENT BETWEEN THE MAKER AND THE PAYEE AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BY THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

                                       NCI BUILDING SYSTEMS, INC.

                                       By: /s/ Robert J Medlock
                                           --------------------------
                                       Name: Robert J. Medlock
                                             ------------------------
                                       Title: Vice President and
                                              Chief Financial Officer
                                              -----------------------

                                FACILITY A NOTE
                               (Revolving Credit)

$11,250,000                      Houston, Texas                As of May 6, 1998

     FOR VALUE RECEIVED, NCI BUILDING SYSTEMS, INC., a Delaware corporation ("MAKER"), hereby promises to pay to the order of COMPAGNIE FINANCIERE DE CIC ET DE L'UNION EUROPEENNE ("PAYEE") on or before the Facility A Termination Date, the principal amount of ELEVEN MILLION TWO HUNDRED FIFTY THOUSAND DOLLARS or so much thereof as may be disbursed and outstanding as the Facility A Principal Debt under this note, together with interest, as described below.

     This note has been executed and delivered under, and is subject to the terms of, the Credit Agreement dated as of March 25, 1998 (as amended, supplemented or restated, the "CREDIT AGREEMENT"), among Maker, NationsBank of Texas, N.A., as Administrative Agent, and the Lenders and other parties named in the Credit Agreement (including, without limitation, Payee) and is one of the Facility A Notes referred to in the Credit Agreement. Unless defined in this note, or the context requires otherwise, capitalized terms used in this note have the meanings given to such terms in the Credit Agreement. Reference is made to the Credit Agreement for provisions affecting this note regarding applicable interest rates, principal and interest payment dates, final maturity, voluntary and mandatory prepayments, acceleration of maturity, exercise of Rights, payment of attorneys' fees, court costs and other costs of collection, certain waivers by Maker and others now or hereafter obligated for payment of any sums due under this note, and security for the payment of this note. This note is a Loan Document and, therefore, is subject to the applicable provisions of SECTION 14 of the Credit Agreement, all of which applicable provisions are incorporated into this note by reference as if set forth in this note verbatim.

     Specific reference is made to SECTION 3.8 of the Credit Agreement for usury savings provisions.

     This note is being executed and delivered, and is intended to be performed, in the State of Texas, and the Laws of such State and of the United States of America shall govern the Rights and duties of Maker and Payee and the validity, construction, enforcement and interpretation of this note.

     THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE DETERMINED SOLELY FROM WRITTEN AGREEMENTS, DOCUMENTS, AND INSTRUMENTS, AND ANY PRIOR ORAL AGREEMENTS BETWEEN THE PARTIES ARE SUPERSEDED BY AND MERGED INTO SUCH WRITINGS. THIS NOTE, THE CREDIT AGREEMENT (AS AMENDED IN WRITING FROM TIME TO
TIME) AND THE OTHER WRITTEN LOAN DOCUMENTS EXECUTED BY THE MAKER AND THE PAYEE (OR BY THE MAKER FOR THE BENEFIT OF THE PAYEE) REPRESENT THE FINAL AGREEMENT BETWEEN THE MAKER AND THE PAYEE AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BY THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

                                       NCI BUILDING SYSTEMS, INC.

                                       By: /s/ Robert J Medlock
                                           --------------------------
                                       Name: Robert J. Medlock
                                             ------------------------
                                       Title: Vice President and
                                              Chief Financial Officer
                                              -----------------------

                                FACILITY A NOTE
                               (Revolving Credit)

$11,250,000                      Houston, Texas                As of May 6, 1998

     FOR VALUE RECEIVED, NCI BUILDING SYSTEMS, INC., a Delaware corporation ("MAKER"), hereby promises to pay to the order of COMERICA BANK ("PAYEE") on or before the Facility A Termination Date, the principal amount of ELEVEN MILLION TWO HUNDRED FIFTY THOUSAND DOLLARS or so much thereof as may be disbursed and outstanding as the Facility A Principal Debt under this note, together with interest, as described below.

     This note has been executed and delivered under, and is subject to the terms of, the Credit Agreement dated as of March 25, 1998 (as amended, supplemented or restated, the "CREDIT AGREEMENT"), among Maker, NationsBank of Texas, N.A., as Administrative Agent, and the Lenders and other parties named in the Credit Agreement (including, without limitation, Payee) and is one of the Facility A Notes referred to in the Credit Agreement. Unless defined in this note, or the context requires otherwise, capitalized terms used in this note have the meanings given to such terms in the Credit Agreement. Reference is made to the Credit Agreement for provisions affecting this note regarding applicable interest rates, principal and interest payment dates, final maturity, voluntary and mandatory prepayments, acceleration of maturity, exercise of Rights, payment of attorneys' fees, court costs and other costs of collection, certain waivers by Maker and others now or hereafter obligated for payment of any sums due under this note, and security for the payment of this note. This note is a Loan Document and, therefore, is subject to the applicable provisions of SECTION 14 of the Credit Agreement, all of which applicable provisions are incorporated into this note by reference as if set forth in this note verbatim.

     Specific reference is made to SECTION 3.8 of the Credit Agreement for usury savings provisions.

     This note is being executed and delivered, and is intended to be performed, in the State of Texas, and the Laws of such State and of the United States of America shall govern the Rights and duties of Maker and Payee and the validity, construction, enforcement and interpretation of this note.

     THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE DETERMINED SOLELY FROM WRITTEN AGREEMENTS, DOCUMENTS, AND INSTRUMENTS, AND ANY PRIOR ORAL AGREEMENTS BETWEEN THE PARTIES ARE SUPERSEDED BY AND MERGED INTO SUCH WRITINGS. THIS NOTE, THE CREDIT AGREEMENT (AS AMENDED IN WRITING FROM TIME TO
TIME) AND THE OTHER WRITTEN LOAN DOCUMENTS EXECUTED BY THE MAKER AND THE PAYEE (OR BY THE MAKER FOR THE BENEFIT OF THE PAYEE) REPRESENT THE FINAL AGREEMENT BETWEEN THE MAKER AND THE PAYEE AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BY THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

                                       NCI BUILDING SYSTEMS, INC.

                                       By: /s/ Robert J Medlock
                                           --------------------------
                                       Name: Robert J. Medlock
                                             ------------------------
                                       Title: Vice President and
                                              Chief Financial Officer
                                              -----------------------

                                FACILITY A NOTE
                               (Revolving Credit)

$11,250,000                      Houston, Texas                As of May 6, 1998

     FOR VALUE RECEIVED, NCI BUILDING SYSTEMS, INC., a Delaware corporation ("MAKER"), hereby promises to pay to the order of CREDIT LYONNAIS NEW YORK BRANCH ("PAYEE") on or before the Facility A Termination Date, the principal amount of ELEVEN MILLION TWO HUNDRED FIFTY THOUSAND DOLLARS or so much thereof as may be disbursed and outstanding as the Facility A Principal Debt under this note, together with interest, as described below.

     This note has been executed and delivered under, and is subject to the terms of, the Credit Agreement dated as of March 25, 1998 (as amended, supplemented or restated, the "CREDIT AGREEMENT"), among Maker, NationsBank of Texas, N.A., as Administrative Agent, and the Lenders and other parties named in the Credit Agreement (including, without limitation, Payee) and is one of the Facility A Notes referred to in the Credit Agreement. Unless defined in this note, or the context requires otherwise, capitalized terms used in this note have the meanings given to such terms in the Credit Agreement. Reference is made to the Credit Agreement for provisions affecting this note regarding applicable interest rates, principal and interest payment dates, final maturity, voluntary and mandatory prepayments, acceleration of maturity, exercise of Rights, payment of attorneys' fees, court costs and other costs of collection, certain waivers by Maker and others now or hereafter obligated for payment of any sums due under this note, and security for the payment of this note. This note is a Loan Document and, therefore, is subject to the applicable provisions of SECTION 14 of the Credit Agreement, all of which applicable provisions are incorporated into this note by reference as if set forth in this note verbatim.

     Specific reference is made to SECTION 3.8 of the Credit Agreement for usury savings provisions.

     This note is being executed and delivered, and is intended to be performed, in the State of Texas, and the Laws of such State and of the United States of America shall govern the Rights and duties of Maker and Payee and the validity, construction, enforcement and interpretation of this note.

     THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE DETERMINED SOLELY FROM WRITTEN AGREEMENTS, DOCUMENTS, AND INSTRUMENTS, AND ANY PRIOR ORAL AGREEMENTS BETWEEN THE PARTIES ARE SUPERSEDED BY AND MERGED INTO SUCH WRITINGS. THIS NOTE, THE CREDIT AGREEMENT (AS AMENDED IN WRITING FROM TIME TO
TIME) AND THE OTHER WRITTEN LOAN DOCUMENTS EXECUTED BY THE MAKER AND THE PAYEE (OR BY THE MAKER FOR THE BENEFIT OF THE PAYEE) REPRESENT THE FINAL AGREEMENT BETWEEN THE MAKER AND THE PAYEE AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BY THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

                                       NCI BUILDING SYSTEMS, INC.

                                       By: /s/ Robert J Medlock
                                           --------------------------
                                       Name: Robert J. Medlock
                                             ------------------------
                                       Title: Vice President and
                                              Chief Financial Officer
                                              -----------------------

                                FACILITY A NOTE
                               (Revolving Credit)

$11,250,000                      Houston, Texas                As of May 6, 1998

     FOR VALUE RECEIVED, NCI BUILDING SYSTEMS, INC., a Delaware corporation ("MAKER"), hereby promises to pay to the order of CREDITANSTALT CORPORATE FINANCE, INC. ("PAYEE") on or before the Facility A Termination Date, the principal amount of ELEVEN MILLION TWO HUNDRED FIFTY THOUSAND DOLLARS or so much thereof as may be disbursed and outstanding as the Facility A Principal Debt under this note, together with interest, as described below.

     This note has been executed and delivered under, and is subject to the terms of, the Credit Agreement dated as of March 25, 1998 (as amended, supplemented or restated, the "CREDIT AGREEMENT"), among Maker, NationsBank of Texas, N.A., as Administrative Agent, and the Lenders and other parties named in the Credit Agreement (including, without limitation, Payee) and is one of the Facility A Notes referred to in the Credit Agreement. Unless defined in this note, or the context requires otherwise, capitalized terms used in this note have the meanings given to such terms in the Credit Agreement. Reference is made to the Credit Agreement for provisions affecting this note regarding applicable interest rates, principal and interest payment dates, final maturity, voluntary and mandatory prepayments, acceleration of maturity, exercise of Rights, payment of attorneys' fees, court costs and other costs of collection, certain waivers by Maker and others now or hereafter obligated for payment of any sums due under this note, and security for the payment of this note. This note is a Loan Document and, therefore, is subject to the applicable provisions of SECTION 14 of the Credit Agreement, all of which applicable provisions are incorporated into this note by reference as if set forth in this note verbatim.

     Specific reference is made to SECTION 3.8 of the Credit Agreement for usury savings provisions.

     This note is being executed and delivered, and is intended to be performed, in the State of Texas, and the Laws of such State and of the United States of America shall govern the Rights and duties of Maker and Payee and the validity, construction, enforcement and interpretation of this note.

     THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE DETERMINED SOLELY FROM WRITTEN AGREEMENTS, DOCUMENTS, AND INSTRUMENTS, AND ANY PRIOR ORAL AGREEMENTS BETWEEN THE PARTIES ARE SUPERSEDED BY AND MERGED INTO SUCH WRITINGS. THIS NOTE, THE CREDIT AGREEMENT (AS AMENDED IN WRITING FROM TIME TO
TIME) AND THE OTHER WRITTEN LOAN DOCUMENTS EXECUTED BY THE MAKER AND THE PAYEE (OR BY THE MAKER FOR THE BENEFIT OF THE PAYEE) REPRESENT THE FINAL AGREEMENT BETWEEN THE MAKER AND THE PAYEE AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BY THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

                                       NCI BUILDING SYSTEMS, INC.

                                       By: /s/ Robert J Medlock
                                           --------------------------
                                       Name: Robert J. Medlock
                                             ------------------------
                                       Title: Vice President and
                                              Chief Financial Officer
                                              -----------------------

                                FACILITY A NOTE
                               (Revolving Credit)

$11,250,000                      Houston, Texas                As of May 6, 1998

     FOR VALUE RECEIVED, NCI BUILDING SYSTEMS, INC., a Delaware corporation ("MAKER"), hereby promises to pay to the order of GENERAL ELECTRIC CAPITAL CORPORATION ("PAYEE") on or before the Facility A Termination Date, the principal amount of ELEVEN MILLION TWO HUNDRED FIFTY THOUSAND DOLLARS or so much thereof as may be disbursed and outstanding as the Facility A Principal Debt under this note, together with interest, as described below.

     This note has been executed and delivered under, and is subject to the terms of, the Credit Agreement dated as of March 25, 1998 (as amended, supplemented or restated, the "CREDIT AGREEMENT"), among Maker, NationsBank of Texas, N.A., as Administrative Agent, and the Lenders and other parties named in the Credit Agreement (including, without limitation, Payee) and is one of the Facility A Notes referred to in the Credit Agreement. Unless defined in this note, or the context requires otherwise, capitalized terms used in this note have the meanings given to such terms in the Credit Agreement. Reference is made to the Credit Agreement for provisions affecting this note regarding applicable interest rates, principal and interest payment dates, final maturity, voluntary and mandatory prepayments, acceleration of maturity, exercise of Rights, payment of attorneys' fees, court costs and other costs of collection, certain waivers by Maker and others now or hereafter obligated for payment of any sums due under this note, and security for the payment of this note. This note is a Loan Document and, therefore, is subject to the applicable provisions of SECTION 14 of the Credit Agreement, all of which applicable provisions are incorporated into this note by reference as if set forth in this note verbatim.

     Specific reference is made to SECTION 3.8 of the Credit Agreement for usury savings provisions.

     This note is being executed and delivered, and is intended to be performed, in the State of Texas, and the Laws of such State and of the United States of America shall govern the Rights and duties of Maker and Payee and the validity, construction, enforcement and interpretation of this note.

     THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE DETERMINED SOLELY FROM WRITTEN AGREEMENTS, DOCUMENTS, AND INSTRUMENTS, AND ANY PRIOR ORAL AGREEMENTS BETWEEN THE PARTIES ARE SUPERSEDED BY AND MERGED INTO SUCH WRITINGS. THIS NOTE, THE CREDIT AGREEMENT (AS AMENDED IN WRITING FROM TIME TO
TIME) AND THE OTHER WRITTEN LOAN DOCUMENTS EXECUTED BY THE MAKER AND THE PAYEE (OR BY THE MAKER FOR THE BENEFIT OF THE PAYEE) REPRESENT THE FINAL AGREEMENT BETWEEN THE MAKER AND THE PAYEE AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BY THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

                                       NCI BUILDING SYSTEMS, INC.

                                       By: /s/ Robert J Medlock
                                           --------------------------
                                       Name: Robert J. Medlock
                                             ------------------------
                                       Title: Vice President and
                                              Chief Financial Officer
                                              -----------------------

                                FACILITY A NOTE
                               (Revolving Credit)

$11,250,000                      Houston, Texas                As of May 6, 1998

     FOR VALUE RECEIVED, NCI BUILDING SYSTEMS, INC., a Delaware corporation ("MAKER"), hereby promises to pay to the order of SOCIETE GENERALE ("PAYEE") on or before the Facility A Termination Date, the principal amount of ELEVEN MILLION TWO HUNDRED FIFTY THOUSAND DOLLARS or so much thereof as may be disbursed and outstanding as the Facility A Principal Debt under this note, together with interest, as described below.

     This note has been executed and delivered under, and is subject to the terms of, the Credit Agreement dated as of March 25, 1998 (as amended, supplemented or restated, the "CREDIT AGREEMENT"), among Maker, NationsBank of Texas, N.A., as Administrative Agent, and the Lenders and other parties named in the Credit Agreement (including, without limitation, Payee) and is one of the Facility A Notes referred to in the Credit Agreement. Unless defined in this note, or the context requires otherwise, capitalized terms used in this note have the meanings given to such terms in the Credit Agreement. Reference is made to the Credit Agreement for provisions affecting this note regarding applicable interest rates, principal and interest payment dates, final maturity, voluntary and mandatory prepayments, acceleration of maturity, exercise of Rights, payment of attorneys' fees, court costs and other costs of collection, certain waivers by Maker and others now or hereafter obligated for payment of any sums due under this note, and security for the payment of this note. This note is a Loan Document and, therefore, is subject to the applicable provisions of SECTION 14 of the Credit Agreement, all of which applicable provisions are incorporated into this note by reference as if set forth in this note verbatim.

     Specific reference is made to SECTION 3.8 of the Credit Agreement for usury savings provisions.

     This note is being executed and delivered, and is intended to be performed, in the State of Texas, and the Laws of such State and of the United States of America shall govern the Rights and duties of Maker and Payee and the validity, construction, enforcement and interpretation of this note.

     THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE DETERMINED SOLELY FROM WRITTEN AGREEMENTS, DOCUMENTS, AND INSTRUMENTS, AND ANY PRIOR ORAL AGREEMENTS BETWEEN THE PARTIES ARE SUPERSEDED BY AND MERGED INTO SUCH WRITINGS. THIS NOTE, THE CREDIT AGREEMENT (AS AMENDED IN WRITING FROM TIME TO
TIME) AND THE OTHER WRITTEN LOAN DOCUMENTS EXECUTED BY THE MAKER AND THE PAYEE (OR BY THE MAKER FOR THE BENEFIT OF THE PAYEE) REPRESENT THE FINAL AGREEMENT BETWEEN THE MAKER AND THE PAYEE AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BY THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

                                       NCI BUILDING SYSTEMS, INC.

                                       By: /s/ Robert J Medlock
                                           --------------------------
                                       Name: Robert J. Medlock
                                             ------------------------
                                       Title: Vice President and
                                              Chief Financial Officer
                                              -----------------------

                                FACILITY A NOTE
                               (Revolving Credit)

$6,250,000                       Houston, Texas              As of June 30, 1998

     FOR VALUE RECEIVED, NCI BUILDING SYSTEMS, INC., a Delaware corporation ("MAKER"), hereby promises to pay to the order of THE SUMITOMO BANK, LIMITED ("PAYEE") on or before the Facility A Termination Date, the principal amount of SIX MILLION TWO HUNDRED FIFTY THOUSAND DOLLARS or so much thereof as may be disbursed and outstanding as the Facility A Principal Debt under this note, together with interest, as described below.

     This note has been executed and delivered under, and is subject to the terms of, the Credit Agreement dated as of March 25, 1998 (as amended, supplemented or restated, the "CREDIT AGREEMENT"), among Maker, NationsBank of Texas, N.A., as Administrative Agent, and the Lenders and other parties named in the Credit Agreement (including, without limitation, Payee) and is one of the Facility A Notes referred to in the Credit Agreement. Unless defined in this note, or the context requires otherwise, capitalized terms used in this note have the meanings given to such terms in the Credit Agreement. Reference is made to the Credit Agreement for provisions affecting this note regarding applicable interest rates, principal and interest payment dates, final maturity, voluntary and mandatory prepayments, acceleration of maturity, exercise of Rights, payment of attorneys' fees, court costs and other costs of collection, certain waivers by Maker and others now or hereafter obligated for payment of any sums due under this note, and security for the payment of this note. This note is a Loan Document and, therefore, is subject to the applicable provisions of SECTION 14 of the Credit Agreement, all of which applicable provisions are incorporated into this note by reference as if set forth in this note verbatim.

     Specific reference is made to SECTION 3.8 of the Credit Agreement for usury savings provisions.

     This note is being executed and delivered, and is intended to be performed, in the State of Texas, and the Laws of such State and of the United States of America shall govern the Rights and duties of Maker and Payee and the validity, construction, enforcement and interpretation of this note.

     THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE DETERMINED SOLELY FROM WRITTEN AGREEMENTS, DOCUMENTS, AND INSTRUMENTS, AND ANY PRIOR ORAL AGREEMENTS BETWEEN THE PARTIES ARE SUPERSEDED BY AND MERGED INTO SUCH WRITINGS. THIS NOTE, THE CREDIT AGREEMENT (AS AMENDED IN WRITING FROM TIME TO
TIME) AND THE OTHER WRITTEN LOAN DOCUMENTS EXECUTED BY THE MAKER AND THE PAYEE (OR BY THE MAKER FOR THE BENEFIT OF THE PAYEE) REPRESENT THE FINAL AGREEMENT BETWEEN THE MAKER AND THE PAYEE AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BY THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

                                       NCI BUILDING SYSTEMS, INC.

                                       By: /s/ Robert J Medlock
                                           --------------------------
                                       Name: Robert J. Medlock
                                             ------------------------
                                       Title: Vice President and
                                              Chief Financial Officer
                                              -----------------------

                                FACILITY A NOTE
                               (Revolving Credit)

$5,000,000                       Houston, Texas              As of June 30, 1998

     FOR VALUE RECEIVED, NCI BUILDING SYSTEMS, INC., a Delaware corporation ("MAKER"), hereby promises to pay to the order of CITY NATIONAL BANK ("PAYEE") on or before the Facility A Termination Date, the principal amount of FIVE MILLION DOLLARS or so much thereof as may be disbursed and outstanding as the Facility A Principal Debt under this note, together with interest, as described below.

     This note has been executed and delivered under, and is subject to the terms of, the Credit Agreement dated as of March 25, 1998 (as amended, supplemented or restated, the "CREDIT AGREEMENT"), among Maker, NationsBank of Texas, N.A., as Administrative Agent, and the Lenders and other parties named in the Credit Agreement (including, without limitation, Payee) and is one of the Facility A Notes referred to in the Credit Agreement. Unless defined in this note, or the context requires otherwise, capitalized terms used in this note have the meanings given to such terms in the Credit Agreement. Reference is made to the Credit Agreement for provisions affecting this note regarding applicable interest rates, principal and interest payment dates, final maturity, voluntary and mandatory prepayments, acceleration of maturity, exercise of Rights, payment of attorneys' fees, court costs and other costs of collection, certain waivers by Maker and others now or hereafter obligated for payment of any sums due under this note, and security for the payment of this note. This note is a Loan Document and, therefore, is subject to the applicable provisions of SECTION 14 of the Credit Agreement, all of which applicable provisions are incorporated into this note by reference as if set forth in this note verbatim.

     Specific reference is made to SECTION 3.8 of the Credit Agreement for usury savings provisions.

     This note is being executed and delivered, and is intended to be performed, in the State of Texas, and the Laws of such State and of the United States of America shall govern the Rights and duties of Maker and Payee and the validity, construction, enforcement and interpretation of this note.

     THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE DETERMINED SOLELY FROM WRITTEN AGREEMENTS, DOCUMENTS, AND INSTRUMENTS, AND ANY PRIOR ORAL AGREEMENTS BETWEEN THE PARTIES ARE SUPERSEDED BY AND MERGED INTO SUCH WRITINGS. THIS NOTE, THE CREDIT AGREEMENT (AS AMENDED IN WRITING FROM TIME TO
TIME) AND THE OTHER WRITTEN LOAN DOCUMENTS EXECUTED BY THE MAKER AND THE PAYEE (OR BY THE MAKER FOR THE BENEFIT OF THE PAYEE) REPRESENT THE FINAL AGREEMENT BETWEEN THE MAKER AND THE PAYEE AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BY THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

                                       NCI BUILDING SYSTEMS, INC.

                                       By: /s/ Robert J Medlock
                                           --------------------------
                                       Name: Robert J. Medlock
                                             ------------------------
                                       Title: Vice President and
                                              Chief Financial Officer
                                              -----------------------

                                FACILITY A NOTE
                               (Revolving Credit)

$11,250,000                      Houston, Texas                As of May 6, 1998

     FOR VALUE RECEIVED, NCI BUILDING SYSTEMS, INC., a Delaware corporation ("MAKER"), hereby promises to pay to the order of WACHOVIA BANK, N.A. ("PAYEE") on or before the Facility A Termination Date, the principal amount of ELEVEN MILLION TWO HUNDRED FIFTY THOUSAND DOLLARS or so much thereof as may be disbursed and outstanding as the Facility A Principal Debt under this note, together with interest, as described below.

     This note has been executed and delivered under, and is subject to the terms of, the Credit Agreement dated as of March 25, 1998 (as amended, supplemented or restated, the "CREDIT AGREEMENT"), among Maker, NationsBank of Texas, N.A., as Administrative Agent, and the Lenders and other parties named in the Credit Agreement (including, without limitation, Payee) and is one of the Facility A Notes referred to in the Credit Agreement. Unless defined in this note, or the context requires otherwise, capitalized terms used in this note have the meanings given to such terms in the Credit Agreement. Reference is made to the Credit Agreement for provisions affecting this note regarding applicable interest rates, principal and interest payment dates, final maturity, voluntary and mandatory prepayments, acceleration of maturity, exercise of Rights, payment of attorneys' fees, court costs and other costs of collection, certain waivers by Maker and others now or hereafter obligated for payment of any sums due under this note, and security for the payment of this note. This note is a Loan Document and, therefore, is subject to the applicable provisions of SECTION 14 of the Credit Agreement, all of which applicable provisions are incorporated into this note by reference as if set forth in this note verbatim.

     Specific reference is made to SECTION 3.8 of the Credit Agreement for usury savings provisions.

     This note is being executed and delivered, and is intended to be performed, in the State of Texas, and the Laws of such State and of the United States of America shall govern the Rights and duties of Maker and Payee and the validity, construction, enforcement and interpretation of this note.

     THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE DETERMINED SOLELY FROM WRITTEN AGREEMENTS, DOCUMENTS, AND INSTRUMENTS, AND ANY PRIOR ORAL AGREEMENTS BETWEEN THE PARTIES ARE SUPERSEDED BY AND MERGED INTO SUCH WRITINGS. THIS NOTE, THE CREDIT AGREEMENT (AS AMENDED IN WRITING FROM TIME TO
TIME) AND THE OTHER WRITTEN LOAN DOCUMENTS EXECUTED BY THE MAKER AND THE PAYEE (OR BY THE MAKER FOR THE BENEFIT OF THE PAYEE) REPRESENT THE FINAL AGREEMENT BETWEEN THE MAKER AND THE PAYEE AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BY THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

                                       NCI BUILDING SYSTEMS, INC.

                                       By: /s/ Robert J Medlock
                                           --------------------------
                                       Name: Robert J. Medlock
                                             ------------------------
                                       Title: Vice President and
                                              Chief Financial Officer
                                              -----------------------

                                FACILITY A NOTE
                               (Revolving Credit)

$7,500,000                       Houston, Texas                As of May 6, 1998

     FOR VALUE RECEIVED, NCI BUILDING SYSTEMS, INC., a Delaware corporation ("MAKER"), hereby promises to pay to the order of CIBC, INC. ("PAYEE") on or before the Facility A Termination Date, the principal amount of SEVEN MILLION FIVE HUNDRED THOUSAND DOLLARS or so much thereof as may be disbursed and outstanding as the Facility A Principal Debt under this note, together with interest, as described below.

     This note has been executed and delivered under, and is subject to the terms of, the Credit Agreement dated as of March 25, 1998 (as amended, supplemented or restated, the "CREDIT AGREEMENT"), among Maker, NationsBank of Texas, N.A., as Administrative Agent, and the Lenders and other parties named in the Credit Agreement (including, without limitation, Payee) and is one of the Facility A Notes referred to in the Credit Agreement. Unless defined in this note, or the context requires otherwise, capitalized terms used in this note have the meanings given to such terms in the Credit Agreement. Reference is made to the Credit Agreement for provisions affecting this note regarding applicable interest rates, principal and interest payment dates, final maturity, voluntary and mandatory prepayments, acceleration of maturity, exercise of Rights, payment of attorneys' fees, court costs and other costs of collection, certain waivers by Maker and others now or hereafter obligated for payment of any sums due under this note, and security for the payment of this note. This note is a Loan Document and, therefore, is subject to the applicable provisions of SECTION 14 of the Credit Agreement, all of which applicable provisions are incorporated into this note by reference as if set forth in this note verbatim.

     Specific reference is made to SECTION 3.8 of the Credit Agreement for usury savings provisions.

     This note is being executed and delivered, and is intended to be performed, in the State of Texas, and the Laws of such State and of the United States of America shall govern the Rights and duties of Maker and Payee and the validity, construction, enforcement and interpretation of this note.

     THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE DETERMINED SOLELY FROM WRITTEN AGREEMENTS, DOCUMENTS, AND INSTRUMENTS, AND ANY PRIOR ORAL AGREEMENTS BETWEEN THE PARTIES ARE SUPERSEDED BY AND MERGED INTO SUCH WRITINGS. THIS NOTE, THE CREDIT AGREEMENT (AS AMENDED IN WRITING FROM TIME TO
TIME) AND THE OTHER WRITTEN LOAN DOCUMENTS EXECUTED BY THE MAKER AND THE PAYEE (OR BY THE MAKER FOR THE BENEFIT OF THE PAYEE) REPRESENT THE FINAL AGREEMENT BETWEEN THE MAKER AND THE PAYEE AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BY THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

                                       NCI BUILDING SYSTEMS, INC.

                                       By: /s/ Robert J Medlock
                                           --------------------------
                                       Name: Robert J. Medlock
                                             ------------------------
                                       Title: Vice President and
                                              Chief Financial Officer
                                              -----------------------

                                FACILITY A NOTE
                               (Revolving Credit)

$7,500,000                       Houston, Texas                As of May 6, 1998

     FOR VALUE RECEIVED, NCI BUILDING SYSTEMS, INC., a Delaware corporation ("MAKER"), hereby promises to pay to the order of CREDIT AGRICOLE INDOSUEZ ("PAYEE") on or before the Facility A Termination Date, the principal amount of SEVEN MILLION FIVE HUNDRED THOUSAND DOLLARS or so much thereof as may be disbursed and outstanding as the Facility A Principal Debt under this note, together with interest, as described below.

     This note has been executed and delivered under, and is subject to the terms of, the Credit Agreement dated as of March 25, 1998 (as amended, supplemented or restated, the "CREDIT AGREEMENT"), among Maker, NationsBank of Texas, N.A., as Administrative Agent, and the Lenders and other parties named in the Credit Agreement (including, without limitation, Payee) and is one of the Facility A Notes referred to in the Credit Agreement. Unless defined in this note, or the context requires otherwise, capitalized terms used in this note have the meanings given to such terms in the Credit Agreement. Reference is made to the Credit Agreement for provisions affecting this note regarding applicable interest rates, principal and interest payment dates, final maturity, voluntary and mandatory prepayments, acceleration of maturity, exercise of Rights, payment of attorneys' fees, court costs and other costs of collection, certain waivers by Maker and others now or hereafter obligated for payment of any sums due under this note, and security for the payment of this note. This note is a Loan Document and, therefore, is subject to the applicable provisions of SECTION 14 of the Credit Agreement, all of which applicable provisions are incorporated into this note by reference as if set forth in this note verbatim.

     Specific reference is made to SECTION 3.8 of the Credit Agreement for usury savings provisions.

     This note is being executed and delivered, and is intended to be performed, in the State of Texas, and the Laws of such State and of the United States of America shall govern the Rights and duties of Maker and Payee and the validity, construction, enforcement and interpretation of this note.

     THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE DETERMINED SOLELY FROM WRITTEN AGREEMENTS, DOCUMENTS, AND INSTRUMENTS, AND ANY PRIOR ORAL AGREEMENTS BETWEEN THE PARTIES ARE SUPERSEDED BY AND MERGED INTO SUCH WRITINGS. THIS NOTE, THE CREDIT AGREEMENT (AS AMENDED IN WRITING FROM TIME TO
TIME) AND THE OTHER WRITTEN LOAN DOCUMENTS EXECUTED BY THE MAKER AND THE PAYEE (OR BY THE MAKER FOR THE BENEFIT OF THE PAYEE) REPRESENT THE FINAL AGREEMENT BETWEEN THE MAKER AND THE PAYEE AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BY THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

                                       NCI BUILDING SYSTEMS, INC.

                                       By: /s/ Robert J Medlock
                                           --------------------------
                                       Name: Robert J. Medlock
                                             ------------------------
                                       Title: Vice President and
                                              Chief Financial Officer
                                              -----------------------

                                FACILITY A NOTE
                               (Revolving Credit)

$7,500,000                       Houston, Texas                As of May 6, 1998

     FOR VALUE RECEIVED, NCI BUILDING SYSTEMS, INC., a Delaware corporation ("MAKER"), hereby promises to pay to the order of THE FUJI BANK, LIMITED - HOUSTON AGENCY ("PAYEE") on or before the Facility A Termination Date, the principal amount of SEVEN MILLION FIVE HUNDRED THOUSAND DOLLARS or so much thereof as may be disbursed and outstanding as the Facility A Principal Debt under this note, together with interest, as described below.

     This note has been executed and delivered under, and is subject to the terms of, the Credit Agreement dated as of March 25, 1998 (as amended, supplemented or restated, the "CREDIT AGREEMENT"), among Maker, NationsBank of Texas, N.A., as Administrative Agent, and the Lenders and other parties named in the Credit Agreement (including, without limitation, Payee) and is one of the Facility A Notes referred to in the Credit Agreement. Unless defined in this note, or the context requires otherwise, capitalized terms used in this note have the meanings given to such terms in the Credit Agreement. Reference is made to the Credit Agreement for provisions affecting this note regarding applicable interest rates, principal and interest payment dates, final maturity, voluntary and mandatory prepayments, acceleration of maturity, exercise of Rights, payment of attorneys' fees, court costs and other costs of collection, certain waivers by Maker and others now or hereafter obligated for payment of any sums due under this note, and security for the payment of this note. This note is a Loan Document and, therefore, is subject to the applicable provisions of SECTION 14 of the Credit Agreement, all of which applicable provisions are incorporated into this note by reference as if set forth in this note verbatim.

     Specific reference is made to SECTION 3.8 of the Credit Agreement for usury savings provisions.

     This note is being executed and delivered, and is intended to be performed, in the State of Texas, and the Laws of such State and of the United States of America shall govern the Rights and duties of Maker and Payee and the validity, construction, enforcement and interpretation of this note.

     THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE DETERMINED SOLELY FROM WRITTEN AGREEMENTS, DOCUMENTS, AND INSTRUMENTS, AND ANY PRIOR ORAL AGREEMENTS BETWEEN THE PARTIES ARE SUPERSEDED BY AND MERGED INTO SUCH WRITINGS. THIS NOTE, THE CREDIT AGREEMENT (AS AMENDED IN WRITING FROM TIME TO
TIME) AND THE OTHER WRITTEN LOAN DOCUMENTS EXECUTED BY THE MAKER AND THE PAYEE (OR BY THE MAKER FOR THE BENEFIT OF THE PAYEE) REPRESENT THE FINAL AGREEMENT BETWEEN THE MAKER AND THE PAYEE AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BY THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

                                       NCI BUILDING SYSTEMS, INC.

                                       By: /s/ Robert J Medlock
                                           --------------------------
                                       Name: Robert J. Medlock
                                             ------------------------
                                       Title: Vice President and
                                              Chief Financial Officer
                                              -----------------------

                                FACILITY A NOTE
                               (Revolving Credit)

$7,500,000                       Houston, Texas                As of May 6, 1998

     FOR VALUE RECEIVED, NCI BUILDING SYSTEMS, INC., a Delaware corporation ("MAKER"), hereby promises to pay to the order of IMPERIAL BANK, a California banking corporation ("PAYEE") on or before the Facility A Termination Date, the principal amount of SEVEN MILLION FIVE HUNDRED THOUSAND DOLLARS or so much thereof as may be disbursed and outstanding as the Facility A Principal Debt under this note, together with interest, as described below.

     This note has been executed and delivered under, and is subject to the terms of, the Credit Agreement dated as of March 25, 1998 (as amended, supplemented or restated, the "CREDIT AGREEMENT"), among Maker, NationsBank of Texas, N.A., as Administrative Agent, and the Lenders and other parties named in the Credit Agreement (including, without limitation, Payee) and is one of the Facility A Notes referred to in the Credit Agreement. Unless defined in this note, or the context requires otherwise, capitalized terms used in this note have the meanings given to such terms in the Credit Agreement. Reference is made to the Credit Agreement for provisions affecting this note regarding applicable interest rates, principal and interest payment dates, final maturity, voluntary and mandatory prepayments, acceleration of maturity, exercise of Rights, payment of attorneys' fees, court costs and other costs of collection, certain waivers by Maker and others now or hereafter obligated for payment of any sums due under this note, and security for the payment of this note. This note is a Loan Document and, therefore, is subject to the applicable provisions of SECTION 14 of the Credit Agreement, all of which applicable provisions are incorporated into this note by reference as if set forth in this note verbatim.

     Specific reference is made to SECTION 3.8 of the Credit Agreement for usury savings provisions.

     This note is being executed and delivered, and is intended to be performed, in the State of Texas, and the Laws of such State and of the United States of America shall govern the Rights and duties of Maker and Payee and the validity, construction, enforcement and interpretation of this note.

     THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE DETERMINED SOLELY FROM WRITTEN AGREEMENTS, DOCUMENTS, AND INSTRUMENTS, AND ANY PRIOR ORAL AGREEMENTS BETWEEN THE PARTIES ARE SUPERSEDED BY AND MERGED INTO SUCH WRITINGS. THIS NOTE, THE CREDIT AGREEMENT (AS AMENDED IN WRITING FROM TIME TO
TIME) AND THE OTHER WRITTEN LOAN DOCUMENTS EXECUTED BY THE MAKER AND THE PAYEE (OR BY THE MAKER FOR THE BENEFIT OF THE PAYEE) REPRESENT THE FINAL AGREEMENT BETWEEN THE MAKER AND THE PAYEE AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BY THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

                                       NCI BUILDING SYSTEMS, INC.

                                       By: /s/ Robert J Medlock
                                           --------------------------
                                       Name: Robert J. Medlock
                                             ------------------------
                                       Title: Vice President and
                                              Chief Financial Officer
                                              -----------------------

                                FACILITY A NOTE
                               (Revolving Credit)

$7,500,000                       Houston, Texas                As of May 6, 1998

     FOR VALUE RECEIVED, NCI BUILDING SYSTEMS, INC., a Delaware corporation ("MAKER"), hereby promises to pay to the order of THE INDUSTRIAL BANK OF JAPAN, LIMITED ("PAYEE") on or before the Facility A Termination Date, the principal amount of SEVEN MILLION FIVE HUNDRED THOUSAND DOLLARS or so much thereof as may be disbursed and outstanding as the Facility A Principal Debt under this note, together with interest, as described below.

     This note has been executed and delivered under, and is subject to the terms of, the Credit Agreement dated as of March 25, 1998 (as amended, supplemented or restated, the "CREDIT AGREEMENT"), among Maker, NationsBank of Texas, N.A., as Administrative Agent, and the Lenders and other parties named in the Credit Agreement (including, without limitation, Payee) and is one of the Facility A Notes referred to in the Credit Agreement. Unless defined in this note, or the context requires otherwise, capitalized terms used in this note have the meanings given to such terms in the Credit Agreement. Reference is made to the Credit Agreement for provisions affecting this note regarding applicable interest rates, principal and interest payment dates, final maturity, voluntary and mandatory prepayments, acceleration of maturity, exercise of Rights, payment of attorneys' fees, court costs and other costs of collection, certain waivers by Maker and others now or hereafter obligated for payment of any sums due under this note, and security for the payment of this note. This note is a Loan Document and, therefore, is subject to the applicable provisions of SECTION 14 of the Credit Agreement, all of which applicable provisions are incorporated into this note by reference as if set forth in this note verbatim.

     Specific reference is made to SECTION 3.8 of the Credit Agreement for usury savings provisions.

     This note is being executed and delivered, and is intended to be performed, in the State of Texas, and the Laws of such State and of the United States of America shall govern the Rights and duties of Maker and Payee and the validity, construction, enforcement and interpretation of this note.

     THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE DETERMINED SOLELY FROM WRITTEN AGREEMENTS, DOCUMENTS, AND INSTRUMENTS, AND ANY PRIOR ORAL AGREEMENTS BETWEEN THE PARTIES ARE SUPERSEDED BY AND MERGED INTO SUCH WRITINGS. THIS NOTE, THE CREDIT AGREEMENT (AS AMENDED IN WRITING FROM TIME TO
TIME) AND THE OTHER WRITTEN LOAN DOCUMENTS EXECUTED BY THE MAKER AND THE PAYEE (OR BY THE MAKER FOR THE BENEFIT OF THE PAYEE) REPRESENT THE FINAL AGREEMENT BETWEEN THE MAKER AND THE PAYEE AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BY THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

                                       NCI BUILDING SYSTEMS, INC.

                                       By: /s/ Robert J Medlock
                                           --------------------------
                                       Name: Robert J. Medlock
                                             ------------------------
                                       Title: Vice President and
                                              Chief Financial Officer
                                              -----------------------

                                FACILITY A NOTE
                               (Revolving Credit)

$7,500,000                       Houston, Texas                As of May 6, 1998

     FOR VALUE RECEIVED, NCI BUILDING SYSTEMS, INC., a Delaware corporation ("MAKER"), hereby promises to pay to the order of THE LONG-TERM CREDIT BANK OF JAPAN, LIMITED ("PAYEE") on or before the Facility A Termination Date, the principal amount of SEVEN MILLION FIVE HUNDRED THOUSAND DOLLARS or so much thereof as may be disbursed and outstanding as the Facility A Principal Debt under this note, together with interest, as described below.

     This note has been executed and delivered under, and is subject to the terms of, the Credit Agreement dated as of March 25, 1998 (as amended, supplemented or restated, the "CREDIT AGREEMENT"), among Maker, NationsBank of Texas, N.A., as Administrative Agent, and the Lenders and other parties named in the Credit Agreement (including, without limitation, Payee) and is one of the Facility A Notes referred to in the Credit Agreement. Unless defined in this note, or the context requires otherwise, capitalized terms used in this note have the meanings given to such terms in the Credit Agreement. Reference is made to the Credit Agreement for provisions affecting this note regarding applicable interest rates, principal and interest payment dates, final maturity, voluntary and mandatory prepayments, acceleration of maturity, exercise of Rights, payment of attorneys' fees, court costs and other costs of collection, certain waivers by Maker and others now or hereafter obligated for payment of any sums due under this note, and security for the payment of this note. This note is a Loan Document and, therefore, is subject to the applicable provisions of SECTION 14 of the Credit Agreement, all of which applicable provisions are incorporated into this note by reference as if set forth in this note verbatim.

     Specific reference is made to SECTION 3.8 of the Credit Agreement for usury savings provisions.

     This note is being executed and delivered, and is intended to be performed, in the State of Texas, and the Laws of such State and of the United States of America shall govern the Rights and duties of Maker and Payee and the validity, construction, enforcement and interpretation of this note.

     THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE DETERMINED SOLELY FROM WRITTEN AGREEMENTS, DOCUMENTS, AND INSTRUMENTS, AND ANY PRIOR ORAL AGREEMENTS BETWEEN THE PARTIES ARE SUPERSEDED BY AND MERGED INTO SUCH WRITINGS. THIS NOTE, THE CREDIT AGREEMENT (AS AMENDED IN WRITING FROM TIME TO
TIME) AND THE OTHER WRITTEN LOAN DOCUMENTS EXECUTED BY THE MAKER AND THE PAYEE (OR BY THE MAKER FOR THE BENEFIT OF THE PAYEE) REPRESENT THE FINAL AGREEMENT BETWEEN THE MAKER AND THE PAYEE AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BY THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

                                       NCI BUILDING SYSTEMS, INC.

                                       By: /s/ Robert J Medlock
                                           --------------------------
                                       Name: Robert J. Medlock
                                             ------------------------
                                       Title: Vice President and
                                              Chief Financial Officer
                                              -----------------------

                                FACILITY A NOTE
                               (Revolving Credit)

$7,500,000                       Houston, Texas                As of May 6, 1998

     FOR VALUE RECEIVED, NCI BUILDING SYSTEMS, INC., a Delaware corporation ("MAKER"), hereby promises to pay to the order of UNION BANK OF CALIFORNIA, N.A. ("PAYEE") on or before the Facility A Termination Date, the principal amount of SEVEN MILLION FIVE HUNDRED THOUSAND DOLLARS or so much thereof as may be disbursed and outstanding as the Facility A Principal Debt under this note, together with interest, as described below.

     This note has been executed and delivered under, and is subject to the terms of, the Credit Agreement dated as of March 25, 1998 (as amended, supplemented or restated, the "CREDIT AGREEMENT"), among Maker, NationsBank of Texas, N.A., as Administrative Agent, and the Lenders and other parties named in the Credit Agreement (including, without limitation, Payee) and is one of the Facility A Notes referred to in the Credit Agreement. Unless defined in this note, or the context requires otherwise, capitalized terms used in this note have the meanings given to such terms in the Credit Agreement. Reference is made to the Credit Agreement for provisions affecting this note regarding applicable interest rates, principal and interest payment dates, final maturity, voluntary and mandatory prepayments, acceleration of maturity, exercise of Rights, payment of attorneys' fees, court costs and other costs of collection, certain waivers by Maker and others now or hereafter obligated for payment of any sums due under this note, and security for the payment of this note. This note is a Loan Document and, therefore, is subject to the applicable provisions of SECTION 14 of the Credit Agreement, all of which applicable provisions are incorporated into this note by reference as if set forth in this note verbatim.

     Specific reference is made to SECTION 3.8 of the Credit Agreement for usury savings provisions.

     This note is being executed and delivered, and is intended to be performed, in the State of Texas, and the Laws of such State and of the United States of America shall govern the Rights and duties of Maker and Payee and the validity, construction, enforcement and interpretation of this note.

     THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE DETERMINED SOLELY FROM WRITTEN AGREEMENTS, DOCUMENTS, AND INSTRUMENTS, AND ANY PRIOR ORAL AGREEMENTS BETWEEN THE PARTIES ARE SUPERSEDED BY AND MERGED INTO SUCH WRITINGS. THIS NOTE, THE CREDIT AGREEMENT (AS AMENDED IN WRITING FROM TIME TO
TIME) AND THE OTHER WRITTEN LOAN DOCUMENTS EXECUTED BY THE MAKER AND THE PAYEE (OR BY THE MAKER FOR THE BENEFIT OF THE PAYEE) REPRESENT THE FINAL AGREEMENT BETWEEN THE MAKER AND THE PAYEE AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BY THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

                                       NCI BUILDING SYSTEMS, INC.

                                       By: /s/ Robert J Medlock
                                           --------------------------
                                       Name: Robert J. Medlock
                                             ------------------------
                                       Title: Vice President and
                                              Chief Financial Officer
                                              -----------------------

                                FACILITY A NOTE
                               (Revolving Credit)

$5,000,000                       Houston, Texas                As of May 6, 1998

     FOR VALUE RECEIVED, NCI BUILDING SYSTEMS, INC., a Delaware corporation ("MAKER"), hereby promises to pay to the order of SOUTHWEST BANK OF TEXAS, N.A. ("PAYEE") on or before the Facility A Termination Date, the principal amount of FIVE MILLION DOLLARS or so much thereof as may be disbursed and outstanding as the Facility A Principal Debt under this note, together with interest, as described below.

     This note has been executed and delivered under, and is subject to the terms of, the Credit Agreement dated as of March 25, 1998 (as amended, supplemented or restated, the "CREDIT AGREEMENT"), among Maker, NationsBank of Texas, N.A., as Administrative Agent, and the Lenders and other parties named in the Credit Agreement (including, without limitation, Payee) and is one of the Facility A Notes referred to in the Credit Agreement. Unless defined in this note, or the context requires otherwise, capitalized terms used in this note have the meanings given to such terms in the Credit Agreement. Reference is made to the Credit Agreement for provisions affecting this note regarding applicable interest rates, principal and interest payment dates, final maturity, voluntary and mandatory prepayments, acceleration of maturity, exercise of Rights, payment of attorneys' fees, court costs and other costs of collection, certain waivers by Maker and others now or hereafter obligated for payment of any sums due under this note, and security for the payment of this note. This note is a Loan Document and, therefore, is subject to the applicable provisions of SECTION 14 of the Credit Agreement, all of which applicable provisions are incorporated into this note by reference as if set forth in this note verbatim.

     Specific reference is made to SECTION 3.8 of the Credit Agreement for usury savings provisions.

     This note is being executed and delivered, and is intended to be performed, in the State of Texas, and the Laws of such State and of the United States of America shall govern the Rights and duties of Maker and Payee and the validity, construction, enforcement and interpretation of this note.

     THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE DETERMINED SOLELY FROM WRITTEN AGREEMENTS, DOCUMENTS, AND INSTRUMENTS, AND ANY PRIOR ORAL AGREEMENTS BETWEEN THE PARTIES ARE SUPERSEDED BY AND MERGED INTO SUCH WRITINGS. THIS NOTE, THE CREDIT AGREEMENT (AS AMENDED IN WRITING FROM TIME TO
TIME) AND THE OTHER WRITTEN LOAN DOCUMENTS EXECUTED BY THE MAKER AND THE PAYEE (OR BY THE MAKER FOR THE BENEFIT OF THE PAYEE) REPRESENT THE FINAL AGREEMENT BETWEEN THE MAKER AND THE PAYEE AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BY THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

                                       NCI BUILDING SYSTEMS, INC.

                                       By: /s/ Robert J Medlock
                                           --------------------------
                                       Name: Robert J. Medlock
                                             ------------------------
                                       Title: Vice President and
                                              Chief Financial Officer
                                              -----------------------